Stock Appreciation Rights	12 Months Ended
Dec. 31, 2021
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Stock Appreciation Rights
31	STOCK APPRECIATION RIGHTS
The Board of Directors of the Company approved, on 5 January 2006, an award of stock appreciation rights of 4.05 million units and on 21 August 2006, another award of stock appreciation rights of 53.22 million units to eligible employees. The exercise prices of the two awards were HKD 5.33 and HKD 6.83, respectively, the average closing price of shares in the five trading days prior to 1 July 2005 and 1 January 2006, the dates for vesting and exercise price setting purposes of this award. Upon the exercise of stock appreciation rights, exercising recipients will receive payments in RMB, subject to any withholding tax, equal to the number of stock appreciation rights exercised times the difference between the exercise price and market price of the H shares at the time of exercise.
Stock appreciation rights have been awarded in units, with each unit representing the value of one H share. No shares of common stock will be issued under the stock appreciation rights plan. According to the Company’s plan, all stock appreciation rights will have an exercise period of five years from the date of award and will not be exercisable before the fourth anniversary of the date of award unless specific market or other conditions have been met. On 26 February 2010, the Board of Directors of the Company extended the exercise period of all stock appreciation rights, which is also subject to government policy.
As at 31 December 2021, there were 55.01 million units outstanding and exercisable (as at 31 December 2020: same). As at 31 December 2021, the amount of intrinsic value for the vested stock appreciation rights was RMB 278 million (as at 31 December 2020: RMB 480 million).
The fair value of the stock appreciation rights is estimated on the date of valuation at each reporting date using lattice-based option valuation models based on expected volatility from 14% to 30%, an expected dividend yield of no higher than 6.05% and a risk-free interest rate ranging from

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0.01% to 0.25%.
The Company recognised a gain of RMB 202 million in the net fair value through profit or loss in the consolidated comprehensive income representing the fair value change of the rights during the year ended 31 December 2021 (2020: fair value gain of RMB 255 million).

RMB 278 million and RMB 13 million were included in salary and staff welfare payable included under other liabilities for the units not exercised and exercised but not paid as at 31 December 2021 (as at 31 December 2020: RMB480 million and RMB13 million), respectively. There was no unrecognised compensation cost for the stock appreciation rights as at 31 December 2021 (as at 31 December 2020: nil).